UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 28, 2006 (March 24, 2006)
WINDROSE MEDICAL PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-31375	35-216691

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3502 Woodview Trace, Suite 210
Indianapolis, Indiana 46268
(Address and zip code of
principal executive offices)
Registrant’s telephone number, including area code: (317) 860-8180
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement
Item 1.02. Termination of a Material Definitive Agreement
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02. Unregistered Sales of Equity Securities
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EX-4.1 JUNIOR SUBORDINATED INDENTURE
EX-4.2 AMENDED AND RESTATED TRUST AGREEMENT
EX-4.3 JUNIOR SUBORDINATED NOTE
EX-4.4 TRUST PREFERRED SECURITY CERTIFICATE
EX-10.1 PURCHASE AGREEMENT
EX-99.1 PRESS RELEASE

Item 1.01. Entry Into a Material Definitive Agreement.
On March 24, 2006, Windrose Medical Properties, L.P. (the “Partnership”), the operating partnership subsidiary of Windrose Medical Properties Trust (the “Company”), completed the issuance and sale in a private placement of $50,000,000 in aggregate principal amount of fixed/floating rate preferred securities (the “Trust Preferred Securities”) issued by the Partnership’s wholly-owned subsidiary, Windrose Capital Trust I (the “Trust”). The Trust Preferred Securities mature on March 30, 2036, are redeemable at the Company’s option beginning March 30, 2011, and require quarterly distributions of interest by the Trust to the holders of the Trust Preferred Securities. Distributions will be payable quarterly at a fixed interest rate equal to 7.22% per annum through March 30, 2011 and thereafter will be payable at a variable interest rate equal to the London Interbank Offered Rate (“LIBOR”) plus 2.05% per annum. The Trust simultaneously issued 1,000 of the Trust’s common securities (the “Common Securities”) to the Partnership for a purchase price of $1,000,000, which constitutes all of the issued and outstanding common securities of the Trust.
The Trust used the proceeds from the sale of the Trust Preferred Securities together with the proceeds from the sale of the Common Securities to purchase $51,000,000 in aggregate principal amount of unsecured fixed/floating rate junior subordinated notes due March 30, 2036 issued by the Partnership (the “Junior Subordinated Notes”). The Partnership received approximately $49 million in net proceeds, after the payment of fees and expenses, from the sale of the Junior Subordinated Notes to the Trust. The Company used approximately $17.1 million to repay all outstanding indebtedness under the Bridge Loan Agreement, dated December 6, 2005, by and among the Company, the Partnership and KeyBank National Association (the “Bridge Loan”). Upon repayment of this indebtedness, the Bridge Loan was terminated. The Partnership intends to use the remainder of the net proceeds to repay debt and for general corporate purposes, including future acquisitions.
The Junior Subordinated Notes were issued pursuant to a Junior Subordinated Indenture, dated March 24, 2006 (the “Indenture”), among the Company, as guarantor, the Partnership and Wilmington Trust Company, as trustee. The terms of the Junior Subordinated Notes are substantially the same as the terms of the Trust Preferred Securities. The interest payments on the Junior Subordinated Notes paid will be used by the Trust to pay the quarterly distributions to the holders of the Trust Preferred Securities. The Indenture permits the Company to redeem the Junior Subordinated Notes (and thus a like amount of the Trust Preferred Securities) on or after March 30, 2011; provided, however, that the Junior Subordinated Notes (and thus the Trust Preferred Securities) may be called at a premium at an earlier date upon the occurrence of certain events. If the Company redeems any amount of the Junior Subordinated Notes, the Trust must redeem a like amount of the Trust Preferred Securities.
The terms of the Trust Preferred Securities are governed by an Amended and Restated Trust Agreement, dated March 24, 2006 (the “Trust Agreement”), among the Partnership, as depositor, the Company, as guarantor, Wilmington Trust Company, as property trustee and Delaware trustee, the Administrative Trustees named therein and the holders from time to time of undivided beneficial interests in the assets of the Trust. Under the terms of the Trust Preferred Securities, an event of default generally occurs upon:
•	non-payment of interest on the Junior Subordinated Notes when it becomes due and payable, and continuance of the default for a period of 60 days;

•	non-payment of the principal of, or any premium on, the Junior Subordinated Notes at their maturity;

•	the Partnership’s failure to comply with its covenants or certain other provisions of the Indenture, which failure continues for a period of 30 days after the Partnership receives notice of such failure;

•	non-payment of any distribution on the Trust Securities when it becomes due and payable, and continuance of the default for a period of 60 days;

•	non-payment of the redemption price of any Trust Security when it becomes due and payable;

•	the Trustee’s failure to comply in any material respect with any covenants or certain other provisions of the Trust Agreement, which failure continues for a period of 30 days after the trustees and the Partnership receive notice of such failure; or

•	bankruptcy or liquidation of the Partnership or of the Trust.
The Trust Preferred Securities were issued pursuant to a Purchase Agreement, dated as of March 24, 2006, among the Company, as guarantor, the Partnership, the Trust and AWE, Ltd. and Credit Suisse Securities (USA) LLC, Cayman Islands Branch, as initial purchasers.
The preceding discussion is qualified in its entirety by reference to the terms of the Indenture, the Trust Agreement, the Junior Subordinated Notes, the Trust Preferred Securities and the Purchase Agreement. Copies of the Indenture, the Trust Agreement, the form of security representing the Junior Subordinated Notes, the form of Trust Preferred Securities Certificate and the Purchase Agreement are attached hereto as Exhibits 4.1, 4.2, 4.3, 4.4 and 10.1, respectively, and incorporated herein by reference.
Item 1.02. Termination of a Material Definitive Agreement.
The information required by this item is included in Item 1.01 above and incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information required by this item is included in Item 1.01 above and incorporated herein by reference.
Item 3.02. Unregistered Sales of Equity Securities.
The information required by this item is included in Item 1.01 above and incorporated herein by reference.
All of the securities described in Item 1.01 were issued in a private placement exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder based on the manner of the offering and the nature of the purchase.
Item 7.01. Regulation FD Disclosure.
On March 27, 2006, the Company issued a press release announcing the completion of the transaction discussed in Item 1.01 above. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.
In accordance with General Instructions B.1, B.2 and B.6 of Form 8-K, the information included in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 hereto) shall not be deemed “filed” for the purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

4.1	Junior Subordinated Indenture, dated as of March 24, 2006, among the Company, as guarantor, the Partnership and Wilmington Trust Company, as trustee.

4.2	Amended and Restated Trust Agreement, dated as of March 24, 2006, among the Partnership, as depositor, the Company, as guarantor, Wilmington Trust Company, as property trustee and Delaware trustee, the Administrative Trustees named therein and the holders from time to time of undivided beneficial interests in the assets of the Trust.

4.3	Junior Subordinated Note.

4.4	Trust Preferred Security Certificate.

10.1	Purchase Agreement, dated as of March 24, 2006, among the Company, as guarantor, the Partnership, the Trust and AWE, Ltd. and Credit Suisse Securities (USA) LLC, Cayman Islands Branch, as initial purchasers.

99.1	Press Release dated March 27, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WINDROSE MEDICAL PROPERTIES TRUST (Registrant)

Date: March 28, 2006	By:	/s/ Frederick L. Farrar

Frederick L. Farrar
Chief Operating Officer, President and Treasurer

WINDROSE MEDICAL PROPERTIES TRUST
INDEX TO EXHIBITS
No.	Description
4.1	Junior Subordinated Indenture, dated as of March 24, 2006, among the Company, as guarantor, the Partnership and Wilmington Trust Company, as trustee.

4.2	Amended and Restated Trust Agreement, dated as of March 24, 2006, among the Partnership, as depositor, the Company, as guarantor, Wilmington Trust Company, as property trustee and Delaware trustee, the Administrative Trustees named therein and the holders from time to time of undivided beneficial interests in the assets of the Trust.

4.3	Junior Subordinated Note.

4.4	Trust Preferred Security Certificate.

10.1	Purchase Agreement, dated as of March 24, 2006, among the Company, as guarantor, the Partnership, the Trust and AWE, Ltd. and Credit Suisse Securities (USA) LLC, Cayman Islands Branch, as initial purchasers.

99.1	Press Release dated March 27, 2006.